Planet Green Holding Corp.
Proforma Combined Financial Statements
September 30, 2018

Contents	Page

Proforma Combined Balance Sheets	2-3

Proforma Combined Statements of Operations and Comprehensive Loss	4

Notes to Consolidated Financial Statements	5-9

Planet Green Holding Corp.
Proforma Combined Balance Sheet
As of September 30, 2018

	PLAG	Taishan	Adjustments	Combined
Assets
Current assets
Cash and cash equivalents	$90,488	$18,867	$-	$109,355
Restricted cash	436,902	-	-	436,902
Short-term investments	3,815,541		-	3,815,541
Trade receivables, net	1,151,593	371,342	-	1,522,935
Inventories	6,428,822	20,049	-	6,448,871
Advances and prepayments to suppliers	432,143	16,133	-	448,276
Other receivables and other current assets	2,769,838	1,471	-	2,771,309
Related party receivable	1,511,508	41,006	-	1,552,514
Prepaid taxes	406,651	-	-	406,651
Total current assets	$17,043,486	$468,868	$-	$17,512,354

Non-current assets
Investments	6,891,240	-	-	6,891,240
Plant and equipment, net	7,141,938	1,664,899	-	8,806,837
Intangible assets, net	894,000	-		894,000
Construction in progress, net	415,065	847,662		1,262,727
Total Assets	$32,385,729	$2,981,429	$-	$35,367,158

Liabilities and Stockholders’ Equity
Current liabilities
Short-term loans	$5,047,110	$-		$5,047,110
Accounts payable	1,128,187	771,180	-	1,899,367
Taxes payable	75,315	12	-	75,327
Other payable	2,082,571	46,593	-	2,129,164
Related party payable	-	7,029	-	7,029
Accrued liabilities	578,714	-	-	578,714
Customer deposits	413,392	3,504	-	416,896
Total current liabilities	$9,325,289	$828,318	-	$10,153,607

Total Liabilities	$9,325,289	$828,318	-	$10,153,607

Commitments and Contingencies

See Accompanying Notes to the Financial Statements

Planet Green Holding Corp.
Proforma Combined Balance Sheet
As of September 30, 2018

	PLAG	Taishan	Adjustments	Combined
Stockholders’ Equity Preferred Stock, $0.001 par value, 5,000,000 shares authorized; 0 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively	$-	$-	$-	$-
Common Stock, $0.001 par value, 200,000,000 shares authorized; 3,143,141 and 1,530,980 shares issued and outstanding as of September 30, 2018 and December 31, 2017, respectively	$3,143	$-	$-	$3,143
Registered capital	-	1,913,049	(1,913,049)	-
Additional paid-in capital	62,556,571	-	2,268,315	64,824,886
Statutory reserves	2,810,953	-	-	2,810,953
Retained earnings/(accumulated deficit)	(52,905,390)	355,266	(355,266)	(52,905,390)
Accumulated other comprehensive income	8,003,113	(115,204)		7,887,909
Non-controlling interests	2,592,050	-	-	2,592,050
Total Stockholders’ Equity	$23,060,440	$2,153,111	$-	$25,213,551

Total Liabilities and Stockholders’ Equity	$32,385,729	$2,981,429	$-	$35,367,158

See Accompanying Notes to the Financial Statements

Planet Green Holding Corp.
Proforma Combined Statement of Operations and Comprehensive Loss
For the nine-month period ended September 30, 2018

	PLAG	Taishan	Adjustments	Combined

Net revenues	$2,461,448	$1,225,775	$-	$3,687,223
Cost of revenues	1,617,308	502,449	-	2,119,757
Gross profit	844,140	723,326	-	1,567,466

Operating expenses:
Selling and marketing expenses	61,945	62		62,007
General and administrative expenses	1,483,803	199,005	-	1,682,808
Total operating expenses	1,545,748	199,067	-	1,744,815

Operating loss	(701,608)	524,259	-	(177,349)

Other income (expenses):
Interest income	245	181	-	426
Interest expense	(713,409)	-	-	(713,409)
Other income	9,089	-	-	9,089
Other expenses	(8,634,106)	(61)	-	(8,634,167)
Gain (loss) from investment	56,714,094	-	-	56,714,094
Total other income and (expenses)	47,375,913	120	-	47,376,033

Loss before taxes from operations	46,674,305	524,379	-	47,198,684

Provision for income taxes	(49,755)	-	-	(49,755)

Net loss	$46,724,060	$524,379	$-	$47,248,439

Other comprehensive income:
Foreign currency translation income	(5,700,817)	(118,596)	-	(5,819,413)
Comprehensive loss	$41,023,243	$405,782	$-	$41,429,026

Loss per share:

Basic and diluted loss per share				$20.62

Basic and diluted weighted average shares outstanding				2,291,075

See Accompanying Notes to the Financial Statements

Planet Green Holding Corp.
Notes to Proforma Combined Financial Statements

1.	Organization and Principal Activities

Planet Green Holdings Corp., formerly known as American Lorain Corporation, (the “Company” or “PLAG”) is registered as a corporation in the state of Nevada. The Company conducts its primary business activities through its subsidiaries located in the People’s Republic of China, including its new acquired operating subsidiary Taishan Muren Agriculture Co. Ltd. Those subsidiaries grow, develop, manufacture, and market fresh foods and spices, convenience foods, chestnut products, and frozen foods.

2.	Summary of Significant Accounting Policies

Basis of presentation

These proforma combined financial statements, accompanying notes, and related disclosures have been prepared on an as-if basis assuming that the reverse takeover transaction between the Company and Taishan Muren Agriculture Co. Ltd. (“Taishan”) has been in effect since the beginning of the period present in the results of operations by combining the historical financial statements of the entities and eliminating any intercompany balances. Goodwill would not be recognized in this transaction, and the carrying values of the Company and Taishan are their respective historical values. Actual results combined results may have differed from those presented herein.

These financial statements have been prepared using the accrual basis of accounting in accordance with the generally accepted accounting principles ("GAAP") in the United States; the Company maintains its general ledger and journals with the accrual method accounting. The Company’s fiscal year end is December 31 and the financial statements are presented in US dollars.

Basis of proforma combined financial statements

These proforma combined financial statements include the accounts of the Company and the entities listed below. All intercompany accounts and transactions have been eliminated.

		Attributable
	Place of	equity	Registered
Name of Company	incorporation	interest %	capital
Planet Green Holdings Corporation	British Virgin Islands	100	$ 10,000
JianShi Technology Holding Limited	Hong Kong	100	1,277
Shanghai Xunyang Internet Technology Co. Ltd.	PRC	100	669,919
Beijing Lorain Co., Ltd.	PRC	VIE	1,540,666
Luotian Lorain Co., Ltd.	PRC	VIE	3,797,774
Shandong Greenpia Foodstuff Co., Ltd.	PRC	VIE	2,303,063
Taishan Muren Agriculture Co. Ltd.	PRC	VIE	1,913,049
Lorain Foodstuff (Shenzhen) Co., Ltd.	PRC	VIE	500,000

Management has eliminated all significant inter-company balances and transactions in preparing the accompanying consolidated financial statements. Ownership interests of subsidiaries that the Company does not wholly-own are accounted for as non-controlling interests.

On May 18, 2018, the Company incorporated Planet Green Holdings Corporation (“Planet Green BVI”), a limited company incorporated in the British Virgin Islands. On September 28, 2018, Planet Green BVI acquired JianShi Technology Holding Limited, a limited company, incorporated in Hong Kong on February 21, 2012 and Shanghai Xunyang Internet Tech Co. Ltd., a wholly-owned foreign entity incorporated in Shanghai, PRC on August 29, 2012. The formation and acquisition of these companies was to implement the Company’s restructuring plans.

Planet Green Holding Corp.
Notes to Proforma Combined Financial Statements

On September 28, 2018, the Company was restructured by disposing its equity interest in International Lorain and its subsidiaries to the former Chairman, Mr. Si Chen, and re-acquiring certain equity interest in subsidiaries; namely, Shandong Greenpia, Beijing Lorain, and Luotian Lorain, indirectly through Planet Green BVI. Please refer to Form 8-K filed on October 2, 2018.

The Company entered into exclusive arrangements with Shandong Greenpia, Luotian Lorain, Taishan Muren, and Shenzhen Lorain and its shareholders that give the Company the ability to substantially influence its daily operations and financial affairs. The Company entered into exclusive arrangements with Beijing Lorain; however, the Company does not exercise significant influence over Beijing Lorain; therefore, it is accounted for as an equity method investment. The Company is the primary beneficiary of Shandong Greenpia, Luotian Lorain, Taishan Muren, and Shenzhen Lorain; therefore, it consolidates their accounts as VIE.

Consolidation of Variable Interest Entity

VIEs are entities that lack sufficient equity to finance their activities without additional financial support from other parties or whose equity holders lack adequate decision-making ability. Any VIE with which the Company is involved must be evaluated to determine the primary beneficiary of the risks and rewards of the VIE. Management makes ongoing reassessments of whether the Company is the primary beneficiary of Shenzhen Lorain.

On December 14, 2017, the Company formed Shenzhen Lorain as a limited company under the laws of the PRC. Through Shandong Greenpia, the Company entered into exclusive arrangements with Shenzhen Lorain and its shareholders that give the Company the ability to substantially influence Shenzhen Lorain’s daily operations and financial affairs and appoint its senior executives. The Company is considered the primary beneficiary of Shenzhen Lorain and it consolidates its accounts as VIE. The Company’s arrangements with Shenzhen Lorain consist of the following agreements:

a.	Consultation and Service Agreement, dated December 14, 2017. Under this agreement entered into between Shandong Greenpia Foodstuff Co., Ltd. and Lorain Foodstuff (Shenzhen) Co., Ltd.
b.	Business Cooperation Agreement, dated December 14, 2017. Under this agreement entered into between Shandong Greenpia Foodstuff Co., Ltd. and Lorain Foodstuff (Shenzhen) Co., Ltd.
c.	Equity Pledge Agreement, dated December 14, 2017. Under this agreement entered into between Mingyue Cai, Shandong Greenpia Foodstuff Co., Ltd., and Lorain Foodstuff (Shenzhen) Co., Ltd.
d.	Equity Option Agreement, dated December 14, 2017. Under this agreement entered into between Mingyue Cai, Shandong Greenpia Foodstuff Co., Ltd., and Lorain Foodstuff (Shenzhen) Co., Ltd.
e.

Voting Rights Proxy and Financial Supporting Agreement dated December 14, 2017. Under this agreement entered into between Mingyue Cai, Shandong Greenpia Foodstuff Co., Ltd., and Lorain Foodstuff (Shenzhen) Co., Ltd.

On September 27, 2018, the above agreements were terminated due to the Company’s restructuring and Shenzhen Lorain was no longer a variable interest entity under Shandong Greenpia.

Planet Green Holding Corp.
Notes to Proforma Combined Financial Statements

On September 27, 2018, through Shanghai Xunyang Internet Technology Co. Ltd., the Company entered into exclusive arrangements with Beijing Lorain Co., Ltd., Luotian Lorain Co., Ltd., Shandong Greenpia Foodstuff Co., Ltd., Taishan Muren Agriculture Co. Ltd., and Lorain Foodstuff (Shenzhen) Co., Ltd. and its shareholders that give the Company the ability to substantially influence Shenzhen Lorain’s daily operations and financial affairs and appoint its senior executives. The Company is considered the primary beneficiary of these companies and it consolidates its accounts as a VIE. The Company’s arrangements with Beijing Lorain Co., Ltd., Luotian Lorain Co., Ltd., Shandong Greenpia Foodstuff Co., Ltd., Taishan Muren Agriculture Co. Ltd., and Lorain Foodstuff (Shenzhen) Co., Ltd. consist of the following agreements:

a.

Consultation and Service Agreement, dated September 27, 2018. Under this agreement entered into between Shanghai Xunyang Internet Technology Co. Ltd. and each respective entity; namely, Beijing Lorain Co., Ltd., Luotian Lorain Co., Ltd., Shandong Greenpia Foodstuff Co., Ltd., Taishan Muren Agriculture Co. Ltd., and Lorain Foodstuff (Shenzhen) Co., Ltd.

b.

Business Cooperation Agreement, dated September 27, 2018. Under this agreement entered into between Shanghai Xunyang Internet Technology Co. Ltd. and each respective entity; namely, Beijing Lorain Co., Ltd., Luotian Lorain Co., Ltd., Shandong Greenpia Foodstuff Co., Ltd., Taishan Muren Agriculture Co. Ltd., and Lorain Foodstuff (Shenzhen) Co., Ltd.

c.

Equity Pledge Agreement, dated September 27, 2018. Under this agreement entered into between International Lorain Holding, Inc., Shanghai Xunyang Internet Technology Co. Ltd., and Beijing Lorain Co., Ltd.

d.

Equity Pledge Agreement, dated September 27, 2018. Under this agreement entered into between International Lorain Holding, Inc., Shanghai Xunyang Internet Technology Co. Ltd., and Luotian Lorain Co., Ltd.

e.

Equity Pledge Agreement, dated September 27, 2018. Under this agreement entered into between International Lorain Holding, Inc., Shanghai Xunyang Internet Technology Co. Ltd., and Shandong Greenpia Foodstuff Co.

f.

Equity Pledge Agreement, dated September 27, 2018. Under this agreement entered into between Shenzhen Jiamingrui Xinnong Co., Ltd., Shanghai Xunyang Internet Technology Co. Ltd., and Taishan Muren Agriculture Co. Ltd.

g.	Equity Pledge Agreement, dated September 27, 2018. Under this agreement entered into between Mingyue Cai, Shanghai Xunyang Internet Technology Co. Ltd., and Lorain Foodstuff (Shenzhen) Co., Ltd.
h.

Equity Option Agreement, dated September 27, 2018. Under this agreement entered into between International Lorain Holding, Inc., Shanghai Xunyang Internet Technology Co. Ltd., and Beijing Lorain Co., Ltd.

i.

Equity Option Agreement, dated September 27, 2018. Under this agreement entered into between International Lorain Holding, Inc., Shanghai Xunyang Internet Technology Co. Ltd., and Luotian Lorain Co., Ltd.

j.

Equity Option Agreement, dated September 27, 2018. Under this agreement entered into between International Lorain Holding, Inc., Shanghai Xunyang Internet Technology Co. Ltd., and Shandong Greenpia Foodstuff Co.

k.

Equity Option Agreement, dated September 27, 2018. Under this agreement entered into between Shenzhen Jiamingrui Xinnong Co., Ltd., Shanghai Xunyang Internet Technology Co. Ltd., and Taishan Muren Agriculture Co. Ltd.

l.	Equity Option Agreement, dated September 27, 2018. Under this agreement entered into between Mingyue Cai, Shanghai Xunyang Internet Technology Co. Ltd., and Lorain Foodstuff (Shenzhen) Co., Ltd.
m.

Voting Rights Proxy and Financial Supporting Agreement dated September 27, 2018. Under this agreement entered into between International Lorain Holding, Inc., Shanghai Xunyang Internet Technology Co. Ltd., and Beijing Lorain Co., Ltd.

n.

Voting Rights Proxy and Financial Supporting Agreement dated September 27, 2018. Under this agreement entered into between International Lorain Holding, Inc., Shanghai Xunyang Internet Technology Co. Ltd., and Luotian Lorain Co., Ltd.

o.

Voting Rights Proxy and Financial Supporting Agreement dated September 27, 2018. Under this agreement entered into between International Lorain Holding, Inc., Shanghai Xunyang Internet Technology Co. Ltd., and Shandong Greenpia Foodstuff Co.

p.

Voting Rights Proxy and Financial Supporting Agreement dated September 27, 2018. Under this agreement entered into between Shenzhen Jiamingrui Xinnong Co., Ltd., Shanghai Xunyang Internet Technology Co. Ltd., and Taishan Muren Agriculture Co. Ltd.

Planet Green Holding Corp.
Notes to Proforma Combined Financial Statements

q.

Voting Rights Proxy and Financial Supporting Agreement dated September 27, 2018. Under this agreement entered into between Mingyue Cai, Shanghai Xunyang Internet Technology Co. Ltd., and Lorain Foodstuff (Shenzhen) Co., Ltd.

As of September 30, 2018, the following entities were de-consolidated from the structure as a result of the sale agreement executed on September 28, 2018:

	Place of	Attributable equity	Registered
Name of Company	incorporation	interest %	capital
International Lorain Holding Inc.	Cayman Islands	100.0	$ 46,659,135
Junan Hongrun Foodstuff Co., Ltd.	PRC	100.0	44,861,741
Shandong Lorain Co., Ltd.	PRC	80.2	12,123,985
Dongguan Lorain Co., Ltd.	PRC	100.0	149,939

Use of estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from those estimates.

Foreign currency translation and re-measurement

The Company translates its foreign operations to the U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

The reporting currency for the Company and its subsidiaries is the US dollar. The Company and Planet Green Holdings Corporation’s functional currency is the U.S. dollar. JianShi Technology Holding Limited, Shanghai Xunyang Internet Technology Co. Ltd., Beijing Lorain Co., Ltd., Luotian Lorain Co., Ltd., Shandong Greenpia Foodstuff Co., Ltd., Taishan Muren Agriculture Co. Ltd., and Lorain Foodstuff (Shenzhen) Co., Ltd. use the Chinese Renminbi (“RMB”) as their functional currency.

The Company's subsidiaries, whose records are not maintained in that company's functional currency, re-measure their records into their functional currency as follows:

•	Monetary assets and liabilities at exchange rates in effect at the end of each period
•	Nonmonetary assets and liabilities at historical rates
•	Revenue and expense items at the average rate of exchange prevailing during the period

Gains and losses from these re-measurements were not significant and have been included in the Company's results of operations.

The Company's subsidiaries, whose functional currency is not the U.S. dollar, translate their records into the U.S. dollar as follows:

•	Assets and liabilities at the rate of exchange in effect at the balance sheet date
•	Equities at the historical rate
•	Revenue and expense items at the average rate of exchange prevailing during the period

Adjustments arising from such translations are included in accumulated other comprehensive income in shareholders’ equity.

Planet Green Holding Corp.
Notes to Proforma Combined Financial Statements

9/30/2018
Period-end RMB: US$ exchange rate	6.8665
Period average RMB: US$ exchange rate	6.5137

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US Dollars at the rates used in translation.

3.	Proforma Adjustments

Entry No.	Description	Dr.	Cr.
1	Additional paid in capital	2,268,315
	Registered capital		1,913,049
	Retained earnings		355,266

Issuance of shares under share exchange agreement and recapitalization of the Company